UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

12/31

Date of reporting period: 12/31/08

Item 1.  Reports to Stockholders.

A Shares: EMINX
I Shares: EMIIX
C Shares: No Symbol

EM CAPITAL INDIA GATEWAY FUND

2008 Annual Report

EM CAPITAL MANAGEMENT, LLC
Investment Adviser
www.emcapitalfunds.com
Toll-Free: 1-866-611-4967

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of EM Capital India Gateway Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information. The EM Capital India Gateway Fund is Distributed by Northern Lights Distributors, LLC Member FINRA/SIPC

The Red Fort was the palace for Mughal Emperor Shah Jahan's new capital, Shahjahanabad, the seventh Muslim city in the Delhi site. Construction on the Red Fort began in 1638 and was complete by 1648

EM Capital India Gateway Fund – 2008 Year-End Report
Portfolio Manager Discussion

SETH R. FREEMAN
Co-Portfolio Manager

DHRUBA GUPTA
Co-Portfolio Manager

2008 Year-End Fund Results

On December 31, 2007, the equity market capitalization of the companies listed on the Bombay Stock Exchange was US $1.79 trillion, making it the largest stock exchange in South Asia and the 12th largest in the world......

A year later, on December 31, 2008, the equity market capitalization of the companies listed on the Bombay Stock Exchange had declined to US $647.205 million, a year-over-year decline of 64.40% in U.S. dollar terms!

Source: http://www.world-exchanges.org

The twelve-month period from January 1, 2008 to December 31, 2008 was the Fund's first calendar year of operation. The 2008 performance of the EM Capital India Gateway Fund contrasted sharply to its 2007 results. As the graphs to the right indicate, it was unsatisfying to be an investor or the Fund's adviser during the 2008 global financial system melt-down. For 2008, there was little to celebrate with the exception of reducing the Fund's minimum operating expenses by approximately 40% as a result of changing the Fund's primary service providers and expansion of its broker-dealer selling agreements that we believe will contribute to asset growth as the U.S. mutual fund market improves.

As indicated above, the Indian stock market was one of the world's worst-performing markets in 2008. The Indian market's sharp share price decline, the depreciation of the Indian rupee against the US dollar and the asymmetric volatility of the Fund's mid and small cap holdings contributed to the Fund's negative performance.

The EM Capital India Gateway Fund Class A shares declined from a NAV of $13.19 on December 31, 2007 to a NAV of $3.81 on December 31, 2008, a whopping one-year loss equivalent to 70.69%!

The Fund underperformed its benchmark, the Bombay Stock Exchange (BSE) 100 Index adjusted for US dollars, by 6.87%.

As of December 31, 2008, the Fund held shares in 56 different Indian companies representing 92.28% of investable assets and cash and cash equivalents equal to 7.72%. Share turnover was an artificially high 131% due to making investments and then having to sell shares to pay redemptions. In the first six-months of 2008, the Fund had 57 buy trades representing 37 different companies, of a total of 103 buy trades during 2008. During the first six-months of the year, the Fund had only 16 sell trades out of a total of 64 sell trades for the year, maintaining many of the same positions established in 2007.

The Fund's total losses in 2008 were $286,416. The Fund's $89,742 of realized portfolio losses comes from two sources: 1) approximately 70% due to aggregate share price declines, and 2) approximately 30% due to the aggregate depreciation of the Indian rupee against the dollar during 2008.

The Fund had a total of $270,279 of new subscriptions and $154,024 of redemptions during 2008.

EMINX Period 12/31/07 to 12/31/08

EMINX Period 7/23/07 to 12/31/07

Management Style and a Long-Term View

The EM Capital India Gateway Fund maintains its strong conviction in the long-tem India growth-story and its ability to serve U.S. investors as their preferred gateway to investing in the Indian market. The Fund intends to invest at least half its assets in mid and small cap Indian companies that we expect to grow in value. The EM Capital India Gateway Fund stayed true to its stated

EM Capital India Gateway Fund –Year-End 2008
Portfolio Manager Discussion

strategy of intending to invest at least 50% of its assets in mid and small cap Indian companies. As discussed in the Fund's prospectus, small and mid cap companies can be more volatile than large cap companies and this was certainly the case during 2008.

During the first half of 2008, we remained very concerned about recession, eroding global financial system conditions and market dynamics both globally and in India, including sharp drops in the Fund's share prices. We philosophically believe it is not advantageous to the long-term success of the Fund to pursue performance through aggressive short-term trading. On the other hand, even for dedicated long-term single-country fund investors,

The Fund's tax-efficient Mauritius SPV structure eliminates double-taxation of India's 15% short-term capital gains, providing an advantage to investors compared to other India-focused funds without such a structure.

there may be times to simply be out of a market. Retrospectively, that would have been a better strategy. In light of "extraordinary" India and global market conditions the Fund's sharp decline could have been mitigated by exiting a large number of positions and staying significantly in cash, however the Fund stayed basically fully invested during the first half of the year and the Fund's NAV clearly suffered.

A deep free-fall started in September; and by October, the Fund had a number of relatively large redemptions, forcing the Fund to recognize losses by selling shares that had rapidly declined due to both market price and rupee depreciation. During the second half of the year, the Fund had 48 sell trades. Q4 was busy with 31 of the 48 with 18 in December, alone. The strategy was to accept some realized losses in 2008, and build some cash for the purpose of selectively purchasing shares at even lower prices in 2009. As of the end of 2008, many companies' shares were selling at prices 30% to 50% lower than the end of 2007 and in our view represented exceptional buying opportunities. The Fund hoped to take advantage of these bargains in 2009 as assets increase.

Factors Contributing to 2008 Fund Performance

A long-only fund, with a portfolio of approximately 50% relatively high-beta stocks (stocks that are more volatile than the Bombay Stock Exchange (BSE) 100 Index, the Fund's benchmark), a declining foreign currency and the withdrawal of foreign investors during an extraordinary period of global and domestic volatility were the main contributors to the Fund's under-performance. Many of the same companies that provided high returns in 2007 were the same ones that contributed to the Fund's negative performance during 2008. Share prices were largely contaminated by exogenous, global factors as the fundamentals of many Indian companies did not deteriorate as badly as their share prices. There were particularly sharp declines in financial and interest rate-sensitive stocks during the year. The Indian economy began to falter in earnest in the second half of 2008 and annualized GDP growth projections were scaled back from 7% to 8% to as low as 5%. The Indian market was feeling the effect of contamination from the downturns in the U.S. and Western European markets. On a macro-economic level (includes indicators such as the relationship between such factors as national income, output, consumption, unemployment, inflation, savings, investment, international trade and international finance) high oil prices stimulated a high rate of inflation and the withdrawal of over $8bn of foreign funds from the Indian stock market contributed to a sharp decline in the rupee.

Portfolio Sector Allocations

The portfolio remained highly diversified but was overweight in many underperforming sectors for a period of record high global oil prices, a global banking melt-down and related financial markets uncertainty and Indian inflation rates as high as 12%. The sharp decline in the Fund's small and mid-cap stocks caused it to under-perform several U.S. peer funds.

The Fund was overweight financial services, infrastructure related companies, industrial materials and manufacturing. These companies, along with the Fund's real estate holdings and consumer goods contributed to the Fund's unrealized losses. In particular some of the biggest losers were Jaiprakash Associates, Bharat Heavy Electrical, Housing Development Infrastructure Ltd, Larsen & Toubro and Rajesh Exports. Ironically, these are some of India's biggest companies and leaders in their industries.

The Fund was generally underweight certain defensive sectors such as energy, healthcare and information services. India's leading technology consulting companies benefited from the rupee's depreciation as they invoice in dollars and were able to pay expenses in less expensive rupees. Healthcare, including pharma, is a fast expanding industry in India and can be a defensive sector to invest in during uncertain times.

We continue to have a strong belief in the long-term growth and profitability of India's economy including major sectoral themes such as healthcare, infrastructure, real estate, manufacturing, financial services and both fast-moving and durable consumer goods. We believe most sectors remain poised for continued 5% to 8% annual GDP growth for many years with infrastructure

EM Capital India Gateway Fund –Year-End 2008
Portfolio Manager Discussion

creating excellent long-term opportunities. Indian government policies and regulatory changes continue to both improve and impair certain industries. Going forward, and in conjunction with increased assets, the Fund expects to increase its allocations to current under-weight sectors and may move more quickly to rotate its sectoral allocations to take advantage of dynamic trends in the Indian market.

India's Geo-Political Risk and Corporate Fraud

We believe that emerging markets investing, particularly in a complex geo-political and rapidly evolving market such as India requires much more than analysis of company financial statements and management projections. Emerging markets investors need to have the capacity to qualitatively analyze the both near-term and long-term risks, including Geo-Political Risk. India experienced three very significant events impacting 2008, one of which had direct spill-over to the Fund on January 6, 2009. In each case the market proved resilient.

In our opinion, Pakistan is one of the greatest political risks facing India, if not also the United States. Indian and Pakistan share a large border and the two countries have been fighting for years over the border state of Kashmir. In addition, Pakistan's military is a powerful political influence and possesses missiles with nuclear warheads. From a global perspective, Pakistan is reported to be a haven for terrorists and Muslim extremists including Al Qaeda.

The Assassination of Benazir Bhutto - The world was shocked on Saturday, December 27, 2007 when Benazir Bhutto, the former Prime Minister of Pakistan and a leader of the opposition party was assassinated while campaigning. There was immediate speculation on who and how such a tragedy could occur. Al-Qaeda commander Mustafa Abu al-Yazid claimed responsibility for the attack, describing Bhutto as "the most precious American asset."] The Pakistani government stated that it had proof that al-Qaeda was behind the assassination. There was speculation on the impact on global and Indian stock markets the following Monday. Seth R. Freeman, the Fund's co-portfolio manager was one of the first U.S. managers to be interviewed on U.S. television about the implications of the assassination, appearing on Bloomberg TV on Monday December 29, 2007. The reaction in the Indian stock markets that day was largely muted with only a 0.50% loss on the Sensex Index. However, Pakistan experienced riots and its precarious political and economic condition continues to be a major risk to India.

The 11/27 Terrorist Attack on Mumbai - In the early morning of November 27, 2008, terrorists from Pakistan landed in Mumbai by boat and attacked two five-star Mumbai hotels, a restaurant frequented by tourists, the main train station and a Jewish synagogue. On television around the world were scenes of the Taj Mahal Palace Hotel on fire with terrorists and hostages trapped inside for nearly three days. The Taj Mahal Palace is located directly across the from the India Gateway monument, both featured on the cover of the Fund's prospectus. As the event took place over Thanksgiving weekend holiday, many Americans saw these frightening scenes live in their homes. Over 100 persons were reported dead. This has been widely referred to in India as its 9/11. This was one of the first major attacks in the business and financial center of India and was widely expected to adversely impact the Indian market and the entire perception of visiting and investing in India. Seth R. Freeman, the Fund's co-portfolio manager was one of the first U.S. managers to be interviewed on U.S. television about the implications of the terrorist attack, appearing on Bloomberg TV on November 27, 2008. When the Indian market reopened on Friday November 28, 2008 there was speculation of a major financial crisis and foreign capital leaving the country. The Sensex index ended the week up by 1.99% despite the terrorist attack on India's financial center. (source: http://www.bseindia.com)

The Satyam Scam – India's Enron - On January 6, 2008, Mr. Ramalinga Raju, the founder and Chairman of Satyam Computer Services, the major Indian IT services company mentioned earlier in this Discussion and a constituent of the BSE 30 – Sensex Index faxed a confession letter to his board of directors and SEBI the Indian securities regulator admitting to a multi-year fraud of "cooking the books" including a fictitious USD $1 billion non-existent cash balance. The admissions contained in the letter were so unbelievable, the letter itself was suspect. Within minutes, the stock collapsed from 143.07 rupees to about 20 rupees. During the free-fall, the Fund sold its 3,000 shares purchased on December 29, 2008, for only 48.61 rupees, incurring an approximate 70% loss on the position and contributing to a 14.09% drop in the Fund's India portfolio value on January 7, 2008. In the midst of Madoff and other scandals, this event was expected to drive nervous investors from the Indian market worried about a pervasive lack of financial and corporate governance controls. Instead, this event has been evaluated as a one-time major fraud perpetuated by a single company, orchestrated primarily by the Chairman along with audit partners from Price Waterhouse, who along with Mr. Raju remain in jail awaiting trial. A fast-growing economy is not immune to the same risks of undetected corporate fraud in developed markets.

Expanded Fund Distribution

We are pleased to report the Fund is now available through brokers **Charles Schwab, Fidelity** and **TD Ameritrade** on-line and

EM Capital India Gateway Fund –Year-End 2008
Portfolio Manager Discussion

Advisor platforms with no front-end sales charge and on the Fidelity on-line and advisor platforms, as well as **E*Trade** and **Scottrade**. The Fund, through its new Distributor, has over 100 more Selling Agreements than it did in 2007. Now that the Fund has distribution through more brokers and financial advisors than in 2007 and most of 2008, we hope to be able to increase Fund assets in 2009, particularly once global market turmoil subsides and relatively high-growth emerging markets are back on investors' radar screen. We believe an increased level of assets will provide the Fund with greater trading flexibility and a larger base of assets reduces the Fund's gross operating expense ratio.

Planned Transitions in early 2009

In early 2009, Co-Portfolio Manager Mr. Dhruba Gupta, a co-founder of EM Capital Management, LLC and the Fund advised that he planned to retire from his role with the Fund concurrent with the date of the Fund's annual regulatory filings. Dhruba remains a member of EM Capital Management, LLC. We wish to thank Dhruba for his hard work and expertise provided to the Fund and the Adviser. Dhruba, formerly the Deputy Treasurer of the IMF will join Mr. G.N. Bajpai, former Chairman of SEBI, the Indian securities regulator, as a Senior Advisor to EM Capital Management, LLC.

Rajiv Shastri, Chartered Accountant will join EM Capital Management, LLC and serve as the Fund's new Mumbai-based Co-portfolio Manager concurrent with Dhruba's retirement. Mr. Shastri is a licensed Chartered Accountant. Prior to joining EM Capital Management, LLC, from September 2006 until December, 2008, Rajiv was employed by Lotus India Asset Management Limited as Head of Business Development and Strategic Initiatives and Head of Alternative Business. At Lotus, he was responsible for new product design and management including the launch and portfolio management of India's first quantitative equities mutual fund. From January 2005 to June 2006, Rajiv was the CEO of Sahara Mutual Funds, a mutual fund company based in Mumbai, India. From January 2004 to January 2005 he was employed by ABN AMRO Mutual Funds as Head of Debt Markets responsible for launching new debt mutual fund products. From January 2000 to January 2004, he held various positions at HDFC Mutual Funds including Fund Manager of HDFC Income Fund one of India's largest and best performing Bond Funds and later as Head of Debt Markets.

Thank you

We wish to thank you for investing in the EM Capital India Gateway Fund and your continuing support. As both the Fund's Advisers and co-investors with a significant stake in the Fund, we look forward to serving you in 2009. Please feel free to contact us directly at 800-933-1850 or email us at seth.freeman@emcapitalmanagement.com.

DISCLOSURES:

Fund performance since December 31, 2008 is significantly different than reported in this 2008 Year-End Report. Investors should consult current Fund information before investing in the Fund. Current information may be obtained at Fund's website www.emcapitalfunds.com or by contacting the Adviser by telephone at 925-376-8700 or by email: info@emcapitalfunds.com

Investors should carefully consider the investment objectives, risks, charges and expenses of the EM Capital India Gateway Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-866-611-4967. . The prospectus should be read carefully before investing. The EM Capital India Gateway Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Mutual Fund investments involve risk including possible loss of principal. There are special risks associated with international investing including currency fluctuation, economic conditions, and different governmental and accounting standards. The fund contains international securities that may provide the opportunity for greater return but also have special risks associated with investing including currency, government regulation, differences in accounting standards and liquidity.

0959-NLD-8/12/2009

EM Capital India Gateway Fund

PERFORMANCE OF A $10,000 INVESTMENT

Since Inception through December 31, 2008*

Annualized Total Returns as of December 31, 2008
	One Year	Since Inception*
EM Capital India Gateway Fund- Class A
Without Sales Charge	(70.69)%	(48.28)%
With Sales Charge **	(72.14)%	(50.10)%
EM Capital India Gateway Fund- Class I	(69.83)%	(47.16)%
Bombay Stock Exchange 100 Index	(63.82)%	(37.62)%
S&P 500	(37.00)%	(29.40)%

________________

  * The Fund commenced operations on July 23, 2007.

**Adjusted for maximum initial sales charge of 5.00%.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  The Bombay Stock Exchange 100 (BSE 100) Index is a free float adjusted market capitalization weighted index of the 100 largest market cap stocks listed on the Bombay Stock Exchange.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 3.18% and 2.68% for Class A and Class I, respectively.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-611-4967.

Portfolio Composition as of December 31, 2008

% of Net Assets			% of Net Assets
Common Stock	106.53%	Metal Fabricate/Hardware	2.13%
Banks	27.10%	Electric	2.07%
IT Consulting & Software	13.31%	Mining	1.95%
Oil & Gas	6.90%	Chemicals	1.90%
Beverages	5.96%	Electrical Engineering	1.85%
Engineering & Construction	5.11%	Hand/Machine Tools	1.18%
Miscellaneous Manufacturers	4.55%	Home Builders	0.93%
Pharmaceuticals	4.54%	Building Materials	0.75%
Auto Manufacturers	4.38%	Textiles	0.53%
Engineering	4.34%	Real Estate	0.41%
Financial Services	3.90%	Media	0.28%
Diversified Financial Services	3.66%	Investment Companies	0.19%
Consumer Goods	3.48%	Electrical Components & Equipment	0.13%
Jewelry Manufacturing	2.50%	Manufacturing	0.04%
Lodging	2.46%	Liabilities in Excess of Other Assets	(6.53)%
		Total Net Assets	100.00%

EM Capital India Gateway Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2008
	Shares	Value
COMMON STOCKS - 106.53%
Auto Manufacturers - 4.38%
Ashok Leyland Ltd.	6,000	$ 1,857
Bajaj Auto Ltd.	50	404
Mahindra & Mahindra Ltd.	220	1,246
Maruti Suzuki India Ltd.	200	2,147
		5,654
Banks - 27.10%
Axis Bank Ltd.	500	5,208
Central Bank of India	2,800	2,456
Corporation Bank	1,020	3,984
Dena Bank	2,800	1,913
HDFC Bank Ltd. - ADR	300	21,414
		34,975
Beverages - 5.96%
Empee Distilleries Ltd.	1,000	1,398
Indage Vintners Ltd.	1,520	3,238
Radico Khaitan Ltd.	470	690
United Breweries Ltd.*	333	536
United Spirits Ltd.	100	1,826
		7,688
Building Materials - 0.75%
Gujarat Sidhee Cement Ltd.*	2,800	503
JK Cements Ltd.	520	464
		967
Chemicals - 1.90%
Jubilant Organosys Ltd.	1,000	2,456

Consumer Goods - 3.48%
Jyothy Laboratories Ltd.	1,500	2,324
Nilkamal Ltd.	1,600	2,165
		4,489
Diversified Financial Services - 3.66%
Dewan Housing Finance Corp. Ltd.	400	713
Housing Development Finance Corp.	100	3,068
Motilal Oswal Financial Services Ltd.	600	939
		4,720
Electric - 2.07%
CESC Ltd.	180	883
Reliance Infrastructure Ltd.	150	1,794
		2,677
Electrical Components & Equipment - 0.13%
KEI Industries Ltd.	600	170

Electrical Engineering - 1.85%
ICSA India Ltd.	900	2,393

The accompanying notes are an integral part of these financial statements.

EM Capital India Gateway Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares	Value
Engineering - 4.34%
Alstom Projects India Ltd.	110	$ 545
Bharat Heavy Electricals Ltd.	180	5,062
		5,607
Engineering & Construction - 5.11%
Larsen & Toubro Ltd.	280	4,472
Punj Lloyd Ltd.	700	2,125
		6,597
Financial Services - 3.90%
Reliance Capital Ltd.	450	5,032

Hand/Machine Tools - 1.18%
Ador Fontech Ltd.	1,000	1,522

Home Builders - 0.93%
Peninsula Land Ltd.*	2,400	1,201

IT Consulting & Software - 13.31%
Aptech Ltd.*	2,000	3,967
Financial Technologies India Ltd.	240	2,460
Satyam Computer Services Ltd.	3,000	10,576
Subex Ltd.*	260	171
		17,174
Investment Companies - 0.19%
Bajaj Holdings and Investments Ltd.	50	250

Jewelry Manufacturing - 2.50%
Rajesh Exports Ltd.	6,290	3,220

Lodging - 2.46%
Asian Hotels Ltd.	320	1,763
Hotel Leela Venture Ltd.	1,800	708
Indian Hotels Co. Ltd.	750	699
		3,170
Manufacturing - 0.04%
Lloyd Electric & Engineering	100	52

Media - 0.28%
Creative Eye Ltd.*	3,000	356

Metal Fabricate/Hardware - 2.13%
Jindal Saw Ltd.	120	549
Sterlite Industries India Ltd. ADR	400	2,208
		2,757
Mining - 1.95%
Hindustan Zinc Ltd.	360	2,513

Miscellaneous Manufacturers - 4.55%
Everest Kanto Cylinder Ltd.	1,580	5,876

The accompanying notes are an integral part of these financial statements.

EM Capital India Gateway Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares	Value
Oil & Gas - 6.90%
Reliance Industries Ltd.	350	$ 8,905

Pharmaceuticals - 4.54%
Ajanta Pharma Ltd.	1,000	1,102
Alembic Ltd.	1,000	648
Glenmark Pharmaceuticals Ltd.*	400	2,445
Ranbaxy Laboratories Ltd.	320	1,668
		5,863
Real Estate - 0.41%
Puravankara Projects Ltd.	225	229
Ritesh Properties & Industries Ltd.*	600	302
		531
Textiles - 0.53%
Vardhman Textiles Ltd.*	560	684

TOTAL COMMON STOCKS (Cost $268,066)		137,499

TOTAL INVESTMENTS (Cost $268,066) - 106.53%		137,499
Liabilities in Excess of Cash and Other Assets - (6.53)%		(8,428)
NET ASSETS - 100.00%		$ 129,071
__________
* Non-Income producing security.
ADR- American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

EM Capital India Gateway Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments in Securities at Value (identified cost $268,066)	$ 137,499
Foreign Cash (identified cost $14,889)	10,338
Cash	1,166
Receivable for Interest and Dividends	13
Receivable for Securities Sold	4,160
Receivable from Investment Adviser (Note 4)	139,274
Total Assets	292,450

Liabilities:
Payable for Securities Purchased	7,095
Payable for Fund Shares Redeemed	2,771
Accrued Distribution Fees	237
Payable to Affiliates	47,753
Accrued Expenses and Other Liabilities	105,523
Total Liabilities	163,379

Net Assets	$ 129,071

Net Assets:
Class A Shares	127,065
Class I Shares	1,006
Adviser Shares*	1,000
Total Net Assets	$ 129,071

Shares Outstanding ($.01 par value, unlimited shares authorized):
Class A Shares	33,361
Class I Shares	256
Adviser Shares*	1,000
Net Asset Value, Offering and Redemption Price** Per Share:
Class A Shares	$ 3.81
Class I Shares	$ 3.93
Adviser Shares*	$ 1.00
Maximum Sales Charge:
Class A Shares	5.00%
Maximum Offering Price Per Share (Net Asset Value/(100% - Maximum Sales Charge)):
Class A Shares	$ 4.01

Composition of Net Assets:
At December 31, 2008, Net Assets consisted of:
Paid-in-Capital	$ 353,911
Paid-in-Capital- Minority Interest	1,000
Accumulated Realized Loss on Investments and Foreign Exchange Transactions	(90,722)
Unrealized Depreciation on Investments and Foreign Exchange Translations	(135,118)
Net Assets	$ 129,071
_______
*Adviser Shares can not be redeemed and have no voting rights.
**Subject to a 2% redemption fee if redeemed within 90 days of acquisition.

The accompanying notes are an integral part of these financial statements.

EM Capital India Gateway Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

Investment Income:
Dividend Income	$ 3,152
Interest Income	104
Total Investment Income	3,256

Expenses:
Transfer Agent Fees	101,232
Legal Fees	81,295
Administration Fees	70,918
Fund Accounting Fees	58,092
Audit Fees	33,000
Offering Expenses	25,586
Chief Compliance Officer Fees	20,229
Custody Fees	13,656
Registration & Filing Fees	11,804
Printing Expense	5,942
Investment Advisory Fees	2,840
Trustees' Fees	2,786
Distribution Fees (Class A)	1,161
Miscellaneous Expenses	969
Total Expenses	429,510
Less: Expenses Waived and Reimbursed by Adviser	(423,934)
Net Expenses	5,576
Net Investment Loss	(2,320)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net Realized Loss on Investments	(90,127)
Net Realized Gain on Foreign Exchange Transactions	385
Net Change in Unrealized Depreciation on Investments and
Foreign Currency Translations	(194,354)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(284,096)

Net Decrease in Net Assets Resulting From Operations	$ (286,416)

The accompanying notes are an integral part of these financial statements.

EM Capital India Gateway Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the period
	ended	ended
Operations:	December 31, 2008	December 31, 2007*
Net Investment Income (Loss)	$ (2,320)	$ 1,245
Net Realized Gain (Loss) on Investments and Foreign
Exchange Transactions	(89,742)	1,009
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Foreign Currency Translations	(194,354)	59,236
Net Increase (Decrease) in Net Assets
Resulting From Operations	(286,416)	61,490

Distributions to Shareholders From:
Class A
Net Investment Income ($0.04 and $0.00 per share, respectively)	(1,234)	-
Net Realized Gains ($0.07 and $0.00 per share, respectively)	(1,994)	-
Total Distributions to Shareholders	(3,228)	-

Class I
Net Investment Income ($0.04 and $0.00 per share, respectively)	(11)	-
Net Realized Gains ($0.07 and $0.00 per share, respectively)	(17)	-
Total Distributions to Shareholders	(28)	-

Total Distributions to Shareholders	(3,256)	-

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (21,657 and 22,360 shares, respectively)	176,449	234,231
Reinvestment of Dividends (433 and 0 shares, respectively)	3,228	-
Cost of Shares Redeemed (11,089 and 0 shares, respectively)	(80,947)	-
Redemption Fees	1,477	-
Total Class A Transactions	100,207	234,231

Class I
Proceeds from Shares Issued (12,576 and 251 shares, respectively)	93,830	2,511
Reinvestment of Dividends (4 and 0 shares, respectively)	28	-
Cost of Shares Redeemed (12,575 and 0 shares, respectively)	(74,568)	-
Redemption Fees	14	-
Total Class I Transactions	19,304	2,511

Adviser Shares
Proceeds from Shares Issued (0 and 1,000 shares, respectively)	-	1,000

Net Increase in Net Assets from
Beneficial Interest Transactions	119,511	237,742

Increase (Decrease) in Net Assets	(170,161)	299,232

Net Assets:
Beginning of Period	299,232	-
End of Period (including accumulated net investment
income of $0 and $838 respectively)	$ 129,071	$ 299,232
______
*July 23, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

EM Capital India Gateway Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CLASS A		CLASS I
	Year	Period	Year	Period
	Ended	Ended	Ended	Ended
	December 31, 2008	December 31, 2007*	December 31, 2008	December 31, 2007*

Net Asset Value, Beginning of Period	$ 13.19	$ 10.00	$ 13.22	$ 10.00

Increase From Operations:
Net investment income (loss) (a)	(0.08)	0.05	(0.04)	0.10
Net gain (loss) from securities
(both realized and unrealized)	(9.24)	3.14	(9.16)	3.12
Total from operations	(9.32)	3.19	(9.20)	3.22
Distributions to shareholders from:
Net investment income	(0.04)	-	(0.04)	-
Net realized gains	(0.07)	-	(0.07)	-
Total distributions	(0.11)	-	(0.11)	-
Redemption fees	0.05	-	0.02

Net Asset Value, End of Period	$ 3.81	$ 13.19	$ 3.93	$ 13.22

Total Return (b) (d)	(70.69)%	31.90%	(69.83)%	32.20%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 127	$ 296	$ 1	$ 3
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	176.01%	374.21%	424.11%	374.23%
net of waivers/reimbursement (c)	2.30%	2.23%	1.80%	1.77%
Ratio of net investment income (loss)
to average net assets (c)	(0.99)%	1.48%	(0.49)%	2.01%
Portfolio turnover rate (d)	131%	10%	131%	10%

__________
*July 23, 2007 (commencement of operations) through December 31, 2007.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower. Total returns do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

EM Capital India Gateway Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2008

1.

ORGANIZATION

EM Capital India Gateway Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund commenced operations on July 23, 2007, as a series of The Coventry Funds Trust, a Massachusetts business trust (the “Predecessor Fund”) and was reorganized as a series of the Trust on September 5, 2008, pursuant to shareholder approval.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.

The Fund offers three classes of shares: Class A Shares, Class I Shares and Class C Shares.  Each class of shares in the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distributions, class-related expenses, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.  Class A Shares are sold with a maximum front-end sales charge of 5.00%.  Each class charges a fee of 2.00% on redemptions of shares held less than 90 days.  There are currently no outstanding shares of Class C Shares.  The Fund has Adviser shares which are not redeemable, and no income or expenses are allocated to the Adviser shares.  The Adviser shares are owned by EM Capital Management, LLC, the Fund’s Adviser and are reflected as Paid In Capital Minority Interest on the Consolidated Statement of Assets and Liabilities.

The Fund’s investment objective is to seek long-term capital growth and income by investing primarily in a diversified portfolio of securities issued by Indian and India-related companies.  The Fund pursues its investment objective by investing through EM Capital Gateway (Mauritius) Ltd., a wholly-owned special purpose limited liability corporation (the “Company”) registered in Mauritius, that was formed solely for the purpose of facilitating the Fund’s purchase of Indian securities and that is regulated by the Securities and Exchange Board of India (“SEBI”).  EM Capital India Gateway Ltd. is a private company limited by shares incorporated in the Republic of Mauritius on March 26, 2007 in accordance with the Companies Act.  It holds a Category 1 Global Business License and is regulated by the Financial Services Commission (FSC).  The principal activity is to carry on business as an investment holding company.  The financial statements of the Fund and Company are consolidated as the Fund directly has controlling interest of the Company and the consolidated financial statements fairly present the Fund’s investments and operations.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Company’s shares are valued by the Fund at Net Asset Value (“NAV”).  Portfolio securities of the Company for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which the securities are normally traded.  The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange trades options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

EM Capital India Gateway Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures  (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances

Various inputs are used in determining the value of the Fund's investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at fair value.

Valuation Inputs	Investments in Securities ($)
Level 1– Quoted Prices	137,499
Level 2– Other Significant Observable Inputs	-
Level 3– Significant Unobservable Inputs	-
Total	137,499

Currency Translation – For purposes of determining a Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day.  The cost of securities is determined by using historical exchange rates.  Income is translated at approximate rates prevailing when accrued.

Items included in the financial statements of the Company are measured using the currency of the primary economic environment in which the Company operates (‘the functional currency’).  The Board of Directors of the Company consider U.S. dollar as the currency that most accurately represents the economic effects of the underlying transactions.

EM Capital India Gateway Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

Foreign Currency Translation – The Fund may hold foreign currency contracts as hedges against exposure to foreign currency fluctuations in relation to the U.S. dollar.  The carrying value of these contracts is the gain or loss that would be realized if the position (contract) were closed out on the valuation date.  Unrealized gains or losses are reflected in the Consolidated Statement of Operations as part of the change in unrealized depreciation on investments and foreign currency translations, and in the Consolidated Statement of Assets and Liabilities as foreign currency receivable/payable.  As of December 31, 2008, there were no open foreign currency contracts.

Security Transactions and Investment Income – Investment security transactions are accounted for no later than one business day after trade date.  However, for financial reporting purposes, security transactions are accounted for on trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date (“ex-date”) or as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividend.  Interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with Fund’s understanding of India’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.  All expenses of the Company and Fund are accounted for in the Fund’s Consolidated Statement of Operations on the accrual basis.

Offering Expenses – Cost incurred in connection with the offering and initial registration of the Predecessor Fund were amortized on a straight-line basis over the first twelve months after commencement of operations.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund has adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period. The Fund’s tax returns for the years ending December 31, 2008 and 2007 remain open to examination.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, at least annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

EM Capital India Gateway Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

3.

CONCENTRATION OF MARKET RISK

The Fund will invest primarily in Indian and India-related securities.  The value of the Fund’s investments may therefore be adversely affected by political and social instability in India and by changes in economic or taxation policies in that county.  Investment in Indian securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in India.  India is still considered to be an emerging market nation and, as a result, has historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  Emerging market nations may be characterized by political uncertainty and instability.  In addition, there may be a risk of the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability, and diplomatic developments that could affect investments in India.

4.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by EM Capital Management, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.20% of the average daily net assets of the Fund.  For the year ended December 31, 2008, the Adviser earned advisory fees of $2,840.  The Adviser does not receive a fee from EM Capital Gateway (Mauritius) Ltd.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary or non-recurring expenses), at least until April 30, 2010, so that the total annual operating expenses of the Fund do not exceed 2.30% for Class A shares, 2.80% for Class C shares and 1.80% for Class I shares.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the year ended December 31, 2008, the Adviser waived expenses of $2,840 and reimbursed expenses of $421,094.  As of December 31, 2008, the total amount due from Adviser as result of the expense limitation agreement was $139,274, substantially all of which was collected by April 23, 2009.  In addition, as of August 31, 2009, the Adviser has made substantially all required expense reimbursement payments to the Fund.  As of December 31, 2008, cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $736,433 and will expire on December 31 of the years indicated below:

2010	2011
$312,499	$423,934

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS provides administrative, fund accounting, transfer agency and custody administration services to the Fund, effective September 5, 2008.  Prior to such time, Citi Fund Services Ohio, Inc. (“CFSO”) provided these services, with the exception of custody administration.  Pursuant to a services agreement, CFSO received a fee from the Fund based on a tier structure, subject to a minimum fee of $37,500 per annum for Fund Accounting, $42,500 per annum for Fund Administration and $17,000 per annum, plus applicable reimbursement for certain expenses, for Transfer Agency.  Prior to September 5, 2008, certain officers of the Coventry Funds Trust were affiliated with CFSO.  Current GFS agreements are as follows:

EM Capital India Gateway Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for fund accounting services include fees and out-of-pocket expenses. The Fund pays GFS a base annual fee of $24,000 plus $6,000 for each additional share class above one and $6,000 for international funds.  In addition, a basis point fee is charged in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration – Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS did not collect any custody administration fees during the year ended December 31, 2008.  The custody fees listed in the Consolidated Statement of Operations would include any fees paid to GFS pursuant to the Custody Administration Agreement.

A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $10,250, payable quarterly, and is reimbursed for out-of-pocket expenses.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended December 31, 2008, GemCom received $4,727 for providing such services.  The printing expenses disclosed in the Combined Statement of Operations include the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.50% for Class A Shares per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended December 31, 2008, the Fund incurred distribution fees of $1,161 for Class A Shares.  There is no distribution plan for Class I shares.

EM Capital India Gateway Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a pro rata share of the total fee of $7,500 per quarter as well as reimbursement for any reasonable expenses incurred when attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

5.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2008, amounted to $465,491 and $310,942, respectively.  The cost basis of securities for federal income tax purposes was $271,707.  Gross unrealized appreciation and depreciation on investments as of December 31, 2008 aggregated $3,584 and $137,792, respectively.

6.

TAX INFORMATION

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.  Permanent book and tax differences, due to net operating losses and foreign currency gains/(losses), resulted in reclassifications for the year ended December  31, 2008 as follows: a decrease in paid-in-capital of $2,342; a decrease in undistributed net investment loss of $2,727; and a increase in accumulated net realized loss on investments and foreign currency exchange transactions of $385.

There were no distributions paid to shareholders during the fiscal period ended December 31, 2007.  The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Ordinary Income	$3,256

The difference between the book basis and tax basis character of distributions as of December 31, 2008 is attributable to the reclass of short-term capital gains to ordinary income.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

At December 31, 2008, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through December 31, 2016 of $25,876.

Capital losses incurred after October 31st within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $61,205 of such capital losses.

EM Capital India Gateway Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

7.

NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have, if any, on the Fund’s financial statements and related disclosures.

In May 2009, FASB issued the Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“SFAS 165”).  SFAS 165 is effective for fiscal years and interim periods ending after June 15, 2009.  SFAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date -  that is, whether that date represents the date the financial statements were issued or were available to be issued.  Management is currently evaluating the impact the adoption of SFAS 165 will have on the Fund’s financial statements and related disclosures.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM”  (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of EM Capital India Gateway Fund

We have audited the accompanying consolidated statements of assets and liabilities of EM Capital India Gateway Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the consolidated portfolio of investments, as of December 31, 2008, and the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The consolidated statement of changes in net assets and the consolidated financial highlights for the period July 23, 2007 to December 31, 2007 were audited by other auditors whose report dated June 30, 2008 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EM Capital India Gateway Fund as of December 31, 2008, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

August 31, 2009

EM Capital India Gateway Fund

TRUSTEES AND OFFICERS (Unaudited)

December 31, 2008

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
L. Merill Bryan*** (64) Trustee since 2006 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) Other Directorships: AdvisorOne Funds (5 portfolios)	40

Anthony J. Hertl (58)

Trustee since 2006

Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller.  Mr. Hertl is also a Certified Public Accountant.

Other Directorships: AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust

40
Gary W. Lanzen (54) Trustee since 2006 Chief Investment Officer since 2006, formerly President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company) Other Directorships: AdvisorOne Funds (5 portfolios)	40
Mark H. Taylor (44) Trustee since 2007 Professor (John P. Begley Endowed Chair in Accounting, Creighton University since 2002) Other Directorships: Lifetime Achievement Mutual Fund (Director and Audit Committee Chairman)	40
Interested Trustees and Officers
Michael Miola**** (56) Trustee since 2006 Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC. Other Directorships: AdvisorOne Funds (5 portfolios); Constellation Trust Co.	40

EM Capital India Gateway Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

December 31, 2008

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (39)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since March 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Emile R. Molineaux (46)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2006

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and  CCO, Northern Lights Compliance Services, LLC  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

Other Directorships: N/A

N/A

Kevin E. Wolf (39)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004)

Other Directorships: N/A

N/A

Lynn Bowley (50)

Chief Compliance Officer since June 2007

Compliance Officer of Northern Lights Compliance Services, LLC (2007-Present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006)

Other Directorships: N/A

N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-611-4967.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

In connection with a regular Board meeting held on May 29, 2008 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Agreement”) between EM Capital Management, LLC (“EM Capital” or the “Adviser”) and the Trust, on behalf of EM Capital India Gateway Fund (the “Fund”).  In considering the Agreement, the Board interviewed the Adviser and received materials specifically relating to the Agreement.  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the existing accounts of the Adviser; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, (c) the financial condition of the Adviser.

In their consideration of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

 Nature, Extent and Quality of Services.   A presentation was given by a representative of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed with a representative of EM Capital the extent of its research capabilities, the quality of its compliance infrastructure and the experience of its Fund management personnel.  The Trustees concluded that the Adviser is qualified to provide quality services to the Fund, and has the potential to deliver good investment performance results from the Fund.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund; however, the Board, including the Independent Trustees, considered the nature and extent of the Adviser’s past performance as Adviser for the Coventry Fund, as well as other factors relating to the Adviser’s track record. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.20% annual advisory fee based on the average net assets of the Fund.  The Trustees then discussed the proposed active management strategy of the Fund and the overall duties of the Adviser.   The Board, including the Independent Trustees, next considered the estimated Fund expense ratio, and expense ratios of a peer group of funds.  The Board reviewed the contractual arrangements by which the Adviser has agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2009, to ensure that Net Annual Fund Operating Expenses will not exceed 2.30% for Class A Shares, 2.80% for Class C Shares and 1.80% for Class I Shares and found such arrangements to be beneficial to shareholders.  The Board reviewed the Adviser’s financial statements and concluded that it is sufficiently well capitalized to meet its obligations to the Fund.   The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and expected

ADDITIONAL INFORMATION (Unaudited) (Continued)

asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are fair and reasonable and that approval of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Agreement.

SHAREHOLDER VOTE (Unaudited)

At a Special Meeting of Shareholders of the EM Capital India Gateway Fund, a series of The Coventry Funds, held on September 8, 2008 at 4:00 p.m. Eastern Time at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, shareholders of record at the close of business on August 1, 2008 voted to approve the following proposal:

Proposal 1: Approval of the Agreement and Plan of Reorganization

Shares Voted

Shares Voted Against

   In Favor

      or Abstentions

    20,028

              8,670

EM Capital India Gateway Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2008

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During the Period* (7/1/08 to 12/31/08)
Actual
Class A	$1,000.00	$ 538.53	$ 8.89
Class I	$1,000.00	$ 553.14	$ 7.03
Hypothetical
Class A	$1,000.00	$1,013.57	$11.64
Class I	$1,000.00	$1,016.09	$ 9.12

_______

*Expenses Paid During Period are equal to the  annualized expense ratio of 2.30%  for Class A and 1.80% for Class I, multiplied by the average account value over  the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six month period ended December 31, 2008).

EM CAPITAL INDIA GATEWAY FUND

Class A: EMINX      CUSIP  66537T349

Class C: N/A            CUSIP  66537T331

Class I: EMIIX         CUSIP  66537T323

Adviser	EM Capital Management, LLC 920 Country Club Drive, Suite 1-E Moraga, California 94556 Tel: 925-376-8700 info@emcapitalmanagement.com www.emcapitalmanagement.com
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Bank of New York One Wall Street, 25th Floor, New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-611-4967 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-611-4967.

EM Capital India Gateway Fund

4020 South 147th St. • Suite 2 • Omaha, NE 68137

1-866-611-4967

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2009 - $24,000

2008 - N/A

(b)

Audit-Related Fees

2009 – None

2008 - N/A

(c)

Tax Fees

2009 – $4,000

2008 - N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2009 - None

2008 - N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2009

2008

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2009 - $4,000

2008 - N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/1/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/1/09

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

9/1/09